As filed with the Securities and Exchange Commission on November 13, 2003
  Post Effective Amendment No. 4 to the Registration Statement No. 333-88102

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------


                  POST-EFFECTIVE AMENDMENT NO. 4 TO FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------

                                AIRBORNE, INC.

                        (Exact Name of Each Registrant
                         as Specified in its Charter)

                 Delaware                             91-2065027
    (State or Other Jurisdiction of       (I.R.S. Employer Identification
      Incorporation or Organization)                   Number)
                                --------------

                              3101 Western Avenue
                                 P.O. Box 662
                           Seattle, Washington 98111
                                (206) 830-4600
         (Address, including Zip Code, and Telephone Number, including
            Area Code, of Registrant's Principal Executive Offices)
                                --------------

                      SEE TABLE OF ADDITIONAL REGISTRANTS
                                --------------

                                 John Fellows
                     President and Chief Executive Officer
                                Airborne, Inc.
                              3101 Western Avenue
                              Seattle, Washington
                                (206) 830-4600
           (Name, Address, including Zip Code, and Telephone Number,
                  including Area Code, of Agent for Service)
                                --------------

                       Copies of all correspondence to:
                            D. Rhett Brandon, Esq.
                          Simpson Thacher & Bartlett
                             425 Lexington Avenue
                         New York, New York 10017-3954
                           Telephone: (212) 455-2000
                                --------------
     Approximate Date of Commencement of Proposed Sale to the Public:
Not applicable.
     If the only securities being registered on this form are being offered pursuant to dividend or reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or reinvestment plans, check the following box. [ ]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box. [ ]


===============================================================================



                                             TABLE OF ADDITIONAL REGISTRANTS

EXACT NAME OF REGISTRANT AS   STATE OR OTHER JURISDICTION      I.R.S. EMPLOYER      ADDRESS, INCLUDING ZIP CODE, AND
  SPECIFIED IN ITS CHARTER        OF INCORPORATION OR       IDENTIFICATION NUMBER   TELEPHONE NUMBER, INCLUDING AREA
                                      ORGANIZATION                                   CODE, OF REGISTRANT'S PRINCIPAL
                                                                                            EXECUTIVE OFFICES


   Airborne Express, Inc.               Delaware                  91-0837469        3101 Western Avenue, P.O. Box 662
                                                                                        Seattle, Washington 98111
                                                                                             (206) 830-4600

       ABX Air, Inc.                    Delaware                  91-1091619                145 Hunter Drive
                                                                                          Wilmington, Ohio 45177
                                                                                             (937) 382-5591

     Sky Courier, Inc.                  Delaware                  91-0894946        21240 Ridge Top Circle, Suite 160
                                                                                        Sterling, Virginia 20166
                                                                                             (703) 433-2800

  Wilmington Air Park LLC               Delaware                  34-1261776        3101 Western Avenue, P.O. Box 662
  (formerly Wilmington Air                                                              Seattle, Washington 98111
        Park, Inc.)                                                                          (206) 830-4600

     Airborne FTZ, Inc.                   Ohio                    34-1375411                145 Hunter Drive
                                                                                          Wilmington, Ohio 45177
                                                                                             (937) 382-5591

    Aviation Fuel, Inc.                   Ohio                    31-1139601        3101 Western Avenue, P.O. Box 662
                                                                                       Seattle, Washington 98111
                                                                                            (206) 830-4600

  Sound Suppression, Inc.                 Ohio                    31-1140852                145 Hunter Drive
                                                                                          Wilmington, Ohio 45177
                                                                                             (937) 382-5591

                                --------------

                         DEREGISTRATION OF SECURITIES

     On May 13, 2002, the Registrants filed a Registration Statement on Form S-3 (Registration No. 333-88102) (the "Registration Statement"), as amended on August 8, 2002, August 15, 2002, February 3, 2003 and March 18, 2003 with the U.S. Securities and Exchange Commission (the "Commission"), for the resale of $150,000,000 principal amount of Airborne's 5.75% Convertible Senior Notes due 2007 (the "Notes") and such number of shares of Common Stock, $1.00 par value per share ("the Common Stock"), of Airborne that may be issued from time to time upon conversion of the Notes. On August 15, 2003, an indirect wholly owned subsidiary of DHL Worldwide Express B.V. ("DHL") merged with and into Airborne, as a result of which Airborne became an indirect wholly owned subsidiary of DHL (the "Merger"). As a result of the Merger, the Notes are no longer convertible into shares of Airborne's Common Stock. Instead, each $1,000 principal amount of the Notes is currently convertible into $908.65 and
42.7599 shares of ABX Air, Inc., an independent public company.

     The offering of Notes to which the Registration Statement relates has been terminated. Pursuant to the undertaking made by the Registrants as required by Item 512(a)(3) of Regulation S-K, the Registrants file this Post-Effective Amendment No. 4 to the Registration Statement to deregister all of the unsold Notes formerly registered for resale under the Registration Statement. On August 15, 2003, Airborne filed a certification and notice of termination of registration on Form 15 with respect to the Common Stock and on August 22, 2003, Airborne filed a notification on Form 25 of the removal from listing and registration of the Common Stock.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Plantation, state of Florida, on November 13, 2003.

                                     AIRBORNE, INC.


                                     By: /s/ John Fellows
                                         ----------------
                                         John Fellows
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

         Signature                                    Title
         ---------                                    -----

   By: /s/ John Fellows              President and Chief Executive Officer
       --------------------------    (Principal Executive Officer); Director
       John Fellows


   By: /s/ Mary E. Wood            Executive Vice President and Chief Financial
       -------------------------        Officer (Principal Financial Offer);
       Mary E. Wood                     Controller (Controller or Principal
                                              Accounting Officer)


   By: /s/ Frank Appel                              Director
       -------------------------
       Frank Appel


   By: /s/ Geoffrey Cruikshanks                     Director
       -------------------------
       Geoffrey Cruikshanks


   By: /s/ Uwe Doerken                              Director
       -------------------------
       Uwe Doerken


   By: /s/ Martin Fritsch                           Director
       -------------------------
       Martin Fritsch

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Plantation, state of Florida, on November 13, 2003.

                                     AIRBORNE EXPRESS, INC.

                                     By: /s/ John Fellows
                                         ----------------
                                         John Fellows
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

             Signature                                 Title
             ---------                                 -----

   By: /s/ John Fellows                 Chief Executive Officer (Principal
       ----------------------------       Executive Officer); Chairman
       John Fellows                               of the Board


   By: /s/ Lanny H. Michael             Executive Vice President and Chief
       ----------------------------         Financial Offer (Principal
       Lanny H. Michael                         Financial Offer)


   By: /s/ Robert T. Christensen       Vice President and Corporate Controller
       ----------------------------           (Controller or Principal
       Robert T. Christensen                     Accounting Officer)


   By: /s/ Geoffrey Cruikshanks                      Director
       ----------------------------
       Geoffrey Cruikshanks


   By: /s/ Uwe Doerken                               Director
       ----------------------------
       Uwe Doerken


   By: /s/ Joachim Kayser                            Director
       ----------------------------
       Joachim Kayser

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wilmington, state of Ohio, on November 13, 2003.

                                     ABX AIR, INC.

                                     By:  /s/ Joseph C. Hete
                                        -----------------------
                                        Name:  Joseph C. Hete
                                        Title: President and
                                                Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

              Signature                              Title
              ---------                              -----

       By: /s/ Joseph C. Hete                   President and Chief
           -------------------             Executive Officer; Director
            Joseph C. Hete                (Principal Executive Officer)


       By: /s/ Quint O. Turner            Vice President, Administrative
          -------------------             (Principal Financial Officer)
          Quint O. Turner                 (Principal Accounting Officer)


       By: /s/ John H. Carey                      Director
          -------------------
           John H. Carey

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Plantation, state of Florida, on November 13, 2003.

                                     SKY COURIER, INC.

                                     By: /s/ John Fellows
                                         ----------------
                                         John Fellows
                                         President and Chief
                                         Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

                 Signature                              Title
                 ---------                              -----

       By: /s/ John Fellows                     President and Chief
           ------------------------              Executive Officer
           John Fellows                     (Principal Executive Officer)


       By: /s/ Lanny H. Michael              Executive Vice President;
           ------------------------           Chief Financial Officer;
           Lanny H. Michael                (Principal Financial Officer);
                                        Controller (Controller or Principal
                                            Accounting Officer); Director


       By: /s/ David C. Anderson                      Director
           -----------------------
           David C. Anderson

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Plantation, state of Florida, on November 13, 2003.

                                     WILMINGTON AIR PARK LLC

                                     By: /s/ John Fellows
                                         ----------------
                                         John Fellows
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

               Signature                                 Title
               ---------                                 -----

       By: /s/ John Fellows                  President and Chief Executive
           --------------------------         Officer (Principal Executive
           John Fellows                             Officer); Director


       By: /s/ Mary E. Wood                     Chief Financial Officer
           --------------------------        (Principal Financial Officer);
           Mary E. Wood                   Controller (Controller or Principal
                                                   Accounting Officer)


       By: /s/ Geoffrey Cruikshanks                    Director
           --------------------------
           Geoffrey Cruikshanks

       By: /s/ Martin Fritsch                          Director
           --------------------------
           Martin Fritsch

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wilmington, state of Ohio, on November 13, 2003.

                                     AIRBORNE FTZ, INC.

                                     By: /s/ Joseph C. Hete
                                         ----------------------
                                         Name:  Joseph C. Hete
                                         Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

              Signature                             Title
              ---------                             -----

       By: /s/ Joseph C. Hete                 President (Principal
          -------------------              Executive Officer); Director
          Joseph C. Hete

       By: /s/ Quint O. Turner              Vice President, Treasurer
          -------------------              (Principal Financial Officer)
           Quint O. Turner                (Principal Accounting Officer)

       By: /s/ W. Joseph Payne                   Secretary; Director
          ---------------------
           W. Joseph Payne

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Plantation, state of Florida, on November 13, 2003.

                                     AVIATION FUEL, INC.

                                     By: /s/ John Fellows
                                         ----------------
                                         John Fellows
                                         President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

                 Signature                               Title
                 ---------                               -----

       By: /s/ John Fellows                 President (Principal Executive
           -------------------------              Officer); Director
           John Fellows

       By: /s/ Mary E. Wood                 Chief Financial Officer (Principal
           -------------------------         Financial Officer); Controller
           Mary E. Wood                        (Controller or Principal
                                                    Accounting Officer)


       By: /s/ Geoffrey Cruikshanks                     Director
           -------------------------
           Geoffrey Cruikshanks

       By: /s/ Martin Fritsch                           Director
           -------------------------
           Martin Fritsch

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement No. 333-88102 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wilmington, state of Ohio, on November 13, 2003.

                                     SOUND SUPPRESSION, INC.


                                     By: /s/ Auriel (Mike) Kuli
                                        ---------------------------
                                        Name:  Auriel (Mike) Kuli
                                        Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed on November 13, 2003 by the following persons in the capacities indicated.

              Signature                             Title
              ---------                             -----

       By: /s/ Auriel (Mike) Kuli            President (Principal
          -----------------------         Executive Officer); Director
           Auriel (Mike) Kuli

       By: /s/ Quint O. Turner        Secretary/Treasurer (Principal Financial
          -------------------          Officer) (Principal Accounting Officer)
           Quint O. Turner

       By: /s/ Robert R. Hanke              Vice President; Director
          ---------------------
           Robert R. Hanke